Exhibit 10.13

MERGE HEALTHCARE INCORPORATED
EQUITY INCENTIVE COMPENSATION PLAN
RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”), dated and effective as of [Date of Grant] (the “Award Date”), is made by and between MERGE HEALTHCARE INCORPORATED, a Delaware corporation (the “Company”), and [Full Legal Name of Participant] (the “Grantee”).

WHEREAS, the Company has adopted the Merge Healthcare Incorporated 2005 Equity Incentive Plan, as amended (the “Plan”), pursuant to which the Company may grant restricted stock;

WHEREAS, the Company desires to grant to the Grantee restricted stock as provided for herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.            Grant.  The Company hereby grants to the Grantee an award of [Written Number of Shares Granted] ([Number of Shares Granted]) shares of restricted stock (the “Shares”) as of the Award Date, pursuant to approval of the Compensation Committee and the Board of Directors, all in accordance with and subject to the terms and conditions set forth in this Agreement.

2.            Incorporation of the Plan.  The provisions of the Plan are incorporated herein by reference and except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

3.            Vesting.  Subject to the terms and conditions of this Agreement and Section 7.3 of the Plan, thirty three percent (33%) of the Shares shall vest and the restrictions set forth in Section 6 (the “Restrictions”) on the Shares shall lapse on the first anniversary of the Award Date, thirty three percent (33%) of the Shares shall vest and the Restrictions on the Shares shall lapse on the second anniversary of the Award Date, and thirty four percent (34%) of the Shares shall vest and the Restrictions on the Shares shall lapse on the third anniversary of the Award Date, provided that the Grantee is continuously affiliated with the Company from the Award Date through the applicable vesting date.

4.            Issuance.  The Shares shall be issued in book entry form and held by the Company’s transfer agent until, and subject to forfeiture as provided for herein, the Shares shall cease to be restricted because such Shares have become vested hereunder, at which time the Shares shall be released to the Grantee and the Grantee shall own such vested Shares free of all Restrictions otherwise imposed by this Agreement.

5.            Voting and Dividend Rights.  Upon issuance of the Shares, the Grantee shall thereupon be a stockholder with respect to all the Shares represented by book entry account and, subject to the Restrictions, shall have the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive all dividends and other distributions paid with respect to such Shares.

6.            Transfer Restrictions; Forfeitures.  The Shares (until they become vested) are non–transferable and may not be assigned, pledged or hypothecated and shall not be subject to execution, attachment or similar process.  Any attempt to dispose of any Shares in contravention of the foregoing shall be null and void and without effect and shall result in the forfeiture of the Shares.

7.            Termination of Affiliation.  In the event the Grantee’s affiliation is terminated with the Company for any reason prior to the vesting of all Shares, the unvested Shares shall be automatically forfeited by the Grantee as of the date of termination unless otherwise determined by the Board in its sole discretion.  In the event of the death of the Grantee, any Shares that are vested on the date of the Grantee’s death shall be registered in the name of the beneficiary designated by the Grantee in accordance with the terms of the Plan.  In the event that no beneficiary has been designated, the Shares shall be registered in the name of the estate of the Grantee.

        8.            Section 83(b) Election.  The Grantee shall be responsible for the Grantee’s liability that may arise as a result of the transactions contemplated by this Agreement.  The Grantee shall rely solely on the determinations of the Grantee’s tax advisors or the Grantee’s own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all tax matters.  The acquisition of the Shares will result in certain tax consequences when the shares vest that may be avoided or mitigated by filing an election under Section 83(b) of the Code.  Such election may be filed only within thirty (30) days after the Award Date.  The Grantee should consult with a tax advisor to determine the tax consequences of acquiring the Shares and the advantages and disadvantages of filing a Code Section 83(b) election.  Should the Grantee choose to make a Code Section 83(b) election, the Grantee shall use the form attached hereto as Exhibit A.

9.            Withholding Taxes.  To the extent that the receipt of the Shares or the vesting of the Shares results in income to the Grantee for income tax purposes, the Grantee shall deliver to the Company at the time the Company is obligated to withhold taxes in connection with such receipt or vesting, as the case may be, such amount as the Company requires to meet its withholding obligation under applicable tax laws or regulations, and if the Grantee fails to do so, the Company has the right and authority to deduct or withhold from other compensation payable to the Grantee an amount sufficient to satisfy its withholding obligations.  If the Grantee does not make an election under Code Section 83(b), the Grantee may satisfy the withholding requirement, in whole or in part, by electing to have the Company withhold for its own account that number of Shares otherwise deliverable to the Grantee having an aggregate Fair Market Value equal to the taxes that the Company determines it must withhold under applicable tax laws in connection with the vesting of such Shares.  For the purposes of the foregoing, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.

10.          Effect of Amendment of Plan.  No discontinuation, modification, or amendment of the Plan may, without the express written consent of the Grantee, affect the rights of the Grantee under this Agreement, except as expressly provided under the Plan.

11.         No Limitation on Rights of the Company.  This Agreement shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

12.          Compliance with Applicable Law.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for Shares, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded.  The Company may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations, and requirements, that the Grantees make such covenants, agreements, and representations as the Company, in its sole discretion, considers necessary or desirable.

13.          Agreement Not a Contract of Employment or Other Relationship.  This Agreement is not a contract of employment or other relationship, and the terms of employment of the Grantee or other relationship of the Grantee with the Company shall not be affected in any way by this Agreement except as specifically provided herein.  The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation of an employment or other relationship with the Company, nor shall it interfere with the right of the Company to discharge the Grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a Grantee.  No benefit granted under this Agreement shall be deemed earned until it becomes vested in accordance with the terms set forth herein.

14.         Notices.  Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered, or express mail, postage prepaid, return receipt requested, or by a reputable overnight delivery service.  Any such notice shall be deemed given when received by the intended recipient.

15.          Governing Law.  Except to the extent preempted by applicable law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Wisconsin without regard to the principles thereof relating to the conflicts of laws.

16.         Receipt of Plan.  The Grantee acknowledges receipt of a copy of the Plan, and represents that the Grantee is familiar with the terms and provisions thereof, and hereby accepts the Shares subject to all the terms and provisions of this Agreement and of the Plan.

17.         Successors.  The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Grantee and the beneficiaries, executors, administrators, heirs and successors of the Grantee.

18.         Severability.  The invalidity or unenforceability of any particular provision thereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted.

19.         Other Terms and Conditions.  The foregoing does not modify or amend any terms of the Plan.  To the extent any provisions of the Agreement are inconsistent or in conflict with any terms or provisions of the Plan, the Plan shall govern.

20.         Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been duly executed effective as of the Award Date provided herein.

MERGE HEALTHCARE INCORPORATED

By:
Name:
Title:

GRANTEE

By:
[Full Legal Name of Participant]

Exhibit A

ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY IN GROSS INCOME IN YEAR OF TRANSFER UNDER CODE §83(b)

The undersigned (the “Grantee”) hereby elects pursuant to Section 83(b) of the Internal Revenue Code to report as taxable income for the calendar year [calendar year] the excess (if any) of the value of the property described below over the purchase price thereof and supplies the following information in accordance with the regulations promulgated thereunder.

1.	The name, address, and taxpayer identification number of the undersigned are:

Name:

Spouse’s Name:

Address:

City, State, Zip:

Social Security Number:

Spouse’s Social Security Number:

2.
The property with respect to which this election is being made consists of [Written Number of Shares Granted] ([Number of Shares Granted]) shares of common stock (the “Shares”) of MERGE HEALTHCARE INCORPORATED, a Delaware corporation (the “Company”).

3.	The Shares were acquired on [Date of Grant].

4.
The Shares are subject to forfeiture, subject to the undersigned's continuing performance of service on behalf of the Company, as set forth in a Restricted Stock Award Agreement entered into by the undersigned in connection with the undersigned's acquisition of such Shares.

5.
The fair market value at the time of the grant (determined without regard to any restrictions, other than those which by their term will never lapse) of the Shares is U. S. $[X.XX] per Share.  The amount paid by the Grantee for the Shares is $0.00.

6.	The Shares were acquired by the undersigned in consideration for services.

7.	A copy of this statement will be furnished to the Company.

Grantee’s Signature:

Grantee (Print Name):

Dated:	,	[calendar year]

Grantee’s Spouse’s Signature (if applicable):

Grantee Spouse (Print Name):

Dated:	,	[calendar year]